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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 MARCH 28, 2007

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        000-33297                                         88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On March 28, 2007, the Registrant appointed Scott J. Drake as its new President of Sales and Chief Operating Officer. Mr. Jacobs serves at the pleasure of the Registrant's board of directors.

         Mr. Drake joins the Registrant with over 25 years of experience in the apparel business. Previously, Mr. Drake was the President of Visual Concept Image, an apparel manufacturer that specializes in contemporary denim and knit-based collections whose clients included Banana Republic, Lucky Brand Jeans, St. John, Hudson, Kitson and many others. Prior to that, Mr. Drake was the President of Blue Pen Inc., a contemporary denim company where he was responsible for the sales, marketing and supervision of production of all brands under the Blue Pen Company, as well as Blue Cult Inc., Sacred Blue and Blue 2. Additionally, Mr. Drake developed The Blue 2 Brand that shipped over $15 million in sales in its first 18 months of operations and created a Private label business with the Express division of the Limited Corporation with revenue totaling $10 million in the first year. Mr. Drake is 58 years old.

         Prior to his appointment as the Registrant's President of Sales and Chief Operating Officer, Mr. Drake had no material relationship with the Registrant. Mr. Drake has no family relationships with any of the Registrant's other directors or executive officers.

         The Registrant issued a press release announcing the appointment of Mr. Drake as its new President of Sales and Chief Operating Officer. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press Release  issued by the  Registrant on March 28,
                           2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE HOLDINGS, INC.


Date:  April 3, 2007                  By:  /s/ Larry Jacobs
                                           -------------------------------------
                                           Larry Jacobs
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
--------------         ---------------------------------------------------------

     99.1              Press Release issued by the Registrant on March 28, 2007.


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